--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 27, 2001

                       AMERIQUEST MORTGAGE SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement,
          dated as of September 1, 2001, providing for the issuance of
        Floating Rate Mortgage Pass-Through Certificates, Series 2001-2)

                       Ameriquest Mortgage Securities Inc.

             (Exact name of registrant as specified in its charter)


--------------------------------------------------------------------------------


 Delaware                              333-94443            33-0885129
----------------------------           ------------         -----------------
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
of Incorporation)                      File Number)         Identification Number)


1100 Town & Country Road, Suite 1100
Orange, California 92868                                    10013
----------------------------------------                    ----------
(Address of Principal Executive Offices)                    (Zip Code)



Registrant's telephone number, including area code: 714-564-0660
                                                    ------------

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)      Not applicable

          (b)      Not applicable

          (c)      Exhibits:


                           Item 601(a) of
                           Regulation S-K
Exhibit No.                Exhibit No.                  Description
-----------                --------------               -----------
1                          5.1, 8.1, 23.1               Opinion and Consent of
                                                        Thacher Proffitt & Wood.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 27, 2001


                                         AMERIQUEST MORTGAGE
                                         SECURITIES INC.


                                            By: /s/ John P. Grazer
                                                   ------------------
                                            Name:   John P. Grazer
                                            Title:  CFO

                                  EXHIBIT INDEX

                           Item 601(a) of
Exhibit                    Regulation S-K
Number                     Exhibit No.                     Description
-------                    ---------------                 -----------
1                          5.1, 8.1, 23.1                  Opinion and Consent of Counsel